UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Global Equity Income Fund

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Equity Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Equity Income Fund (formerly Dreyfus Global Equity Income Fund), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by portfolio managers Nick Clay and Andrew MacKirdy of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Global Equity Income Fund’s (formerly, Dreyfus Global Equity Income Fund) Class A shares produced a total return of 9.08%, Class C shares returned 8.67%, Class I shares returned 9.28%, and Class Y shares returned 9.32%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 9.03% for the same period.2

Global markets encountered heightened volatility during the first few months of the reporting period, but regained strength due in part to continued accommodative monetary policies from major central banks. The fund’s performance compared to the Index was partly due to successful stock selection within the information technology sector and picks within U.S.-based companies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed capital markets, such as the United States, Canada, Japan, Australia, Hong Kong, and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the Index.

The portfolio manager will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

A Tale of Two Markets

Following a sharp decline in October 2018, November brought a brief rebound in stock markets as U.S. Federal Reserve (“Fed”) Chair Jerome Powell moderated his previous hawkish narrative. However, in December, global equities plumbed new lows for the year as the tone of the Fed’s forward-looking commentary once again unnerved investors. Political concerns contributed to the broader malaise, not least the ongoing U.S.-China trade dispute. In Europe, uncertainty around Brexit persisted. In this environment, “safe haven” U.S. and U.K. government-bond markets were more resilient, producing a positive return over the quarter.

In contrast, the first quarter of 2019 heralded a rebound in equity markets from the lows of late 2018. This was largely driven by expectations that the Fed would “pivot” away from its prior course of monetary policy normalization. Additionally, in response to the deceleration of the Chinese economy, the People’s Bank of China introduced stimulus measures to support consumers. The economy appeared to gain traction with improving Purchasing Managers’ Indices, and this was positively received by financial markets. Fixed-income markets benefited as market expectations for interest-rate increases were reversed.

Global equity markets continued their upward momentum in April, with investor sentiment boosted by healthy corporate earnings and optimism about the possibility of a trade agreement

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

being reached between the U.S. and China. Equities in the U.S. rose strongly, with information technology stocks’ performance helping the Nasdaq and the S&P 500 to reach new highs. The delay to the Brexit deadline — which was pushed back to October 31, 2019 — benefited UK markets, as did encouraging domestic economic data. Stocks also rose in Europe, with investor sentiment supported by better-than-expected eurozone growth and the postponement of Brexit. Elsewhere, emerging markets benefited from encouraging Chinese economic figures.

Information Technology and U.S.-Based Stocks Benefited Results

At the sector level, the fund benefited most from stock selection within information technology, owing largely to the holdings in Qualcomm, Cisco Systems, Maxim Integrated Products and the void in Apple. A further positive came from financials, owing to an underweight in bank stocks and overweight in real estate investment trust (REIT) holdings. At a country level, stock selection in the U.S. was particularly strong. Elsewhere, the underweight in Japan also contributed. The top contributing stock over the period was Qualcomm, with the share price soaring on the surprise announcement that the company and Apple had agreed to a settlement to their long-running patent disputes. In addition to Qualcomm receiving a multi-billion-dollar payment, the companies agreed to a six-year licensing deal and a multi-year agreement for Qualcomm to supply modem chips for future Apple devices. Networking systems provider Cisco Systems continued to post strong returns with investors confident that the magnitude of its product portfolio and integrated approach will continue to drive strong growth. Maxim Integrated Products was among the top contributors, with the company reporting better-than-expected results late in the review period. The company also benefited from broadly more positive sentiment toward the outlook for the semiconductor industry.

Conversely, positioning within utilities was the biggest detractor at the sector level, attributable to the holding in Centrica. Positioning within industrials and consumer staples also detracted. At a country level, positioning in the UK detracted most. In terms of individual stocks, UK utility Centrica was the largest detractor, with investors fearing the dividend could be cut as the company announced that profits and cash flow would be lower than expected this year. British American Tobacco was a large negative contributor despite benefiting from the fall in bond yields at the start of the year. The share price declined owing to continued regulatory pressure, this time coming in the form of a possible ban on menthol cigarettes in the U.S., which accounts for a significant portion of the company’s earnings. Later in the review period, further negative sentiment weighed on the stock, and the sector as a whole, after peer Altria released soft results. German pharmaceutical and life-sciences company Bayer, a recent addition to the portfolio, experienced a large drop in its share price towards the end of March. The decline followed a setback in the company’s legal battle to prove that its glyphosate-based herbicides do not cause cancer.

Maintaining a Cautious Investment Posture

The Fed’s change of direction certainly appeared to ease the volatility which had threatened to escalate at the turn of the year, and it gave counterparts around the world the latitude to move away from their own hawkish paths. However, we believe the expansion of the global economy is looking weary, and the rally in stock markets long in the tooth.

More than a decade on from the start of the post-financial crisis recovery in equity markets, banks remain highly leveraged, large-scale debt burdens remain a feature of developed economies, and the stock of misallocated capital appears extensive. With the U.S. federal funds rate seemingly having reached its peak at only 2.5%, while interest rates in Europe and Japan remain at historically low levels, in the event of a renewed downturn policymakers would appear to lack the

4

firepower that they were able to call upon in the aftermath of the 2007-2008 global financial crisis.

In addition, the price inflation engineered by policies of record-low interest rates and quantitative easing has had the effect of inflating the wealth of those with assets already, while the “have nots” have seen such assets often become unaffordable. Frustration at this growing inequality has been a key factor in the growth of populist movements across the developed world, and in such an environment, governments may be forced to consider more radical policies such as fiscal expansion, potentially leading to inflationary pressures and still higher debt.

In our view, this challenging backdrop only increases the importance of having a robust investment process in place. In this context, the discipline implied by our yield criteria, and a continued focus on harnessing the power of compounding, should, we think, stand the fund in good stead. It is our belief that investing in companies with strong balance sheets and visible, recurring cash flows that can be captured in the form of dividend income, should help augment returns when markets are volatile or on their way down. Against this backdrop, we remain comfortable with the haven-like qualities of many of the fund’s holdings, with lower weightings in more cyclical areas of the market.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.22	$9.93	$4.77	$4.41
Ending value (after expenses)	$1,090.80	$1,086.70	$1,092.80	$1,093.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.01	$9.59	$4.61	$4.26
Ending value (after expenses)	$1,018.84	$1,015.27	$1,020.23	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.92% for Class C, .92% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.8%
France - 4.7%
Sanofi	97,170		8,445,315
Television Francaise 1	406,990		4,446,115
Total	141,102		7,840,992
			20,732,422
Germany - 2.4%
Bayer	160,355		10,672,546
Hong Kong - 1.8%
Link	676,500		7,890,545
India - 2.9%
Infosys, ADR	1,187,397	[a]	12,776,392
Israel - 1.4%
Bank Hapoalim	864,601	[b]	6,356,035
Japan - .9%
Japan Tobacco	166,500		3,851,011
Netherlands - 2.0%
Royal Dutch Shell, Cl. A	280,055		8,945,844
New Zealand - .3%
Spark New Zealand	613,114		1,502,861
Norway - 1.4%
Orkla	818,380		6,416,174
South Korea - 1.3%
Macquarie Korea Infrastructure Fund	605,805		5,834,273
Spain - 1.5%
Industria de Diseno Textil	219,755		6,647,490
Sweden - 2.1%
Hennes & Mauritz, Cl. B	540,255		9,419,186
Switzerland - 11.6%
Alcon	27,716		1,596,128
Cie Financiere Richemont	119,567	[b]	8,742,079
Ferguson	30,130		2,137,350
Nestle	83,258		8,011,627
Novartis	138,582		11,316,952
Roche Holding	35,043		9,237,499
Zurich Insurance Group	32,674		10,418,355
			51,459,990
United Kingdom - 15.8%
BAE Systems	1,543,065		9,940,054
British American Tobacco	188,038		7,331,526
British American Tobacco, ADR	104,014		4,077,349
Centrica	5,074,048		7,030,094
Diageo	33,224		1,400,885

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 94.8% (continued)
United Kingdom - 15.8% (continued)
Informa		1,361,861		13,834,002
RELX		475,092	[b]	10,902,381
Unilever		205,649		12,489,845
Vodafone Group		1,863,687		3,450,952
				70,457,088
United States - 44.7%
Brixmor Property Group		201,714	[c]	3,606,646
Cisco Systems		500,707		28,014,557
CMS Energy		151,861		8,435,879
Coty, Cl. A		990,137	[a]	10,713,282
Emerson Electric		59,925		4,254,076
Eversource Energy		116,156		8,323,739
Gilead Sciences		142,571		9,272,818
Harley-Davidson		203,999	[a]	7,594,883
Maxim Integrated Products		258,261		15,495,660
Merck & Co.		129,130		10,163,822
Omnicom Group		135,879	[a]	10,874,396
Paychex		102,619		8,651,808
PepsiCo		119,837		15,345,128
Philip Morris International		69,171		5,987,442
Principal Financial Group		117,280		6,703,725
Procter & Gamble		86,165		9,174,849
Qualcomm		247,897		21,351,369
Verizon Communications		88,801		5,078,529
Western Union		500,971		9,738,876
				198,781,484
Total Common Stocks (cost $357,301,103)				421,743,341
	Preferred Dividend Yield (%)
Preferred Stocks - 2.3%
South Korea - 2.3%
Samsung Electronics (cost $10,406,393)	4.29	319,126		10,162,639
	1-Day Yield (%)
Investment Companies - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,222,072)	2.45	10,222,072	[d]	10,222,072

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,271,290)	2.45	2,271,290	[d]	2,271,290
Total Investments (cost $380,200,858)		99.9%		444,399,342
Cash and Receivables (Net)		.1%		629,763
Net Assets		100.0%		445,029,105

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $22,362,884 and the value of the collateral held by the fund was $22,950,435, consisting of cash collateral of $2,271,290 and U.S. Government & Agency securities valued at $20,679,145.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.3
Food, Beverage & Tobacco	11.8
Technology Hardware & Equipment	8.6
Semiconductors & Semiconductor Equipment	8.3
Household & Personal Products	7.3
Software & Services	7.0
Media & Entertainment	6.5
Utilities	5.3
Insurance	3.8
Energy	3.8
Capital Goods	3.7
Retailing	3.6
Investment Companies	2.8
Real Estate	2.6
Commercial & Professional Services	2.4
Telecommunication Services	2.3
Consumer Durables & Apparel	2.0
Automobiles & Components	1.7
Banks	1.4
Diversified Financials	1.3
Health Care Equipment & Services	.4
99.9

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 4/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,103,715	100,566,582	97,448,225	10,222,072	2.3	142,383
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	7,219,918	4,948,628	2,271,290.5		-
Total	7,103,715	107,786,500	102,396,853	12,493,362	2.8	142,383

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,362,884)—Note 1(c):
Unaffiliated issuers	367,707,496	431,905,980
Affiliated issuers	12,493,362	12,493,362
Cash		3
Cash denominated in foreign currency	5,976	5,992
Dividends, interest and securities lending income receivable		1,836,401
Tax reclaim receivable		1,646,074
Receivable for shares of Beneficial Interest subscribed		1,048,040
Prepaid expenses		41,297
		448,977,149
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		348,045
Liability for securities on loan—Note 1(c)		2,271,290
Payable for shares of Beneficial Interest redeemed		1,159,275
Unrealized depreciation on foreign currency transactions		76,983
Trustees fees and expenses payable		5,430
Accrued expenses		87,021
		3,948,044
Net Assets ($)		445,029,105
Composition of Net Assets ($):
Paid-in capital		371,381,596
Total distributable earnings (loss)		73,647,509
Net Assets ($)		445,029,105

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	61,264,148	51,043,868	284,665,481	48,055,608
Shares Outstanding	4,512,564	3,637,349	22,049,232	3,725,608
Net Asset Value Per Share ($)	13.58	14.03	12.91	12.90

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $638,507 foreign taxes withheld at source):
Unaffiliated issuers	7,805,240
Affiliated issuers	142,383
Income from securities lending—Note 1(c)	112,376
Total Income	8,059,999
Expenses:
Management fee—Note 3(a)	1,504,232
Shareholder servicing costs—Note 3(c)	260,582
Distribution fees—Note 3(b)	180,599
Professional fees	45,820
Registration fees	40,308
Custodian fees—Note 3(c)	38,768
Prospectus and shareholders’ reports	24,024
Trustees’ fees and expenses—Note 3(d)	17,305
Loan commitment fees—Note 2	5,167
Miscellaneous	18,733
Total Expenses	2,135,538
Less—reduction in fees due to earnings credits—Note 3(c)	(810)
Net Expenses	2,134,728
Investment Income—Net	5,925,271
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,533,970
Net realized gain (loss) on forward foreign currency exchange contracts	(13,038)
Net Realized Gain (Loss)	12,520,932
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	18,337,107
Net Realized and Unrealized Gain (Loss) on Investments	30,858,039
Net Increase in Net Assets Resulting from Operations	36,783,310

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	5,925,271	10,455,581
Net realized gain (loss) on investments	12,520,932	25,256,943
Net unrealized appreciation (depreciation) on investments	18,337,107	(20,398,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,783,310	15,313,536
Distributions ($):
Distributions to shareholders:
Class A	(3,588,364)	(2,521,246)
Class C	(3,236,619)	(1,787,035)
Class I	(19,974,218)	(15,846,465)
Class Y	(3,381,417)	(2,328,181)
Total Distributions	(30,180,618)	(22,482,927)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	16,731,018	8,984,877
Class C	5,481,446	4,372,847
Class I	71,206,182	64,500,690
Class Y	1,003,205	1,353,406
Distributions reinvested:
Class A	3,216,150	2,267,559
Class C	2,540,328	1,417,496
Class I	16,092,849	13,114,517
Class Y	3,381,417	2,328,181
Cost of shares redeemed:
Class A	(10,104,231)	(14,673,704)
Class C	(7,006,753)	(13,313,233)
Class I	(68,832,687)	(106,425,860)
Class Y	(267,197)	(288,536)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	33,441,727	(36,361,760)
Total Increase (Decrease) in Net Assets	40,044,419	(43,531,151)
Net Assets ($):
Beginning of Period	404,984,686	448,515,837
End of Period	445,029,105	404,984,686

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,302,032	654,298
Shares issued for distributions reinvested	262,934	166,259
Shares redeemed	(799,623)	(1,069,107)
Net Increase (Decrease) in Shares Outstanding	765,343	(248,550)
Class Ca
Shares sold	431,714	309,150
Shares issued for distributions reinvested	201,121	100,890
Shares redeemed	(535,597)	(945,361)
Net Increase (Decrease) in Shares Outstanding	97,238	(535,321)
Class I
Shares sold	5,953,844	4,921,022
Shares issued for distributions reinvested	1,383,019	1,006,935
Shares redeemed	(5,721,664)	(8,101,980)
Net Increase (Decrease) in Shares Outstanding	1,615,199	(2,174,023)
Class Y
Shares sold	82,355	102,157
Shares issued for distributions reinvested	291,006	178,961
Shares redeemed	(21,618)	(21,939)
Net Increase (Decrease) in Shares Outstanding	351,743	259,179

[a]During the period ended April 30, 2019, 3,195 Class C shares representing $43,705 were automatically converted to 3,339 Class A shares and during the period ended October 31, 2018, 13,617 Class C shares representing $191,642 were automatically converted to 14,036 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.45	13.65	12.57	12.62	12.56	12.31
Investment Operations:
Investment income—net[a]	.18	.31	.24	.27	.30	.44
Net realized and unrealized gain (loss) on investments	.93	.13	1.49	.48	.21	.24
Total from Investment Operations	1.11	.44	1.73	.75	.51	.68
Distributions:
Dividends from investment income—net	(.16)	(.32)	(.27)	(.27)	(.33)	(.43)
Dividends from net realized gain on investments	(.82)	(.32)	(.38)	(.53)	(.12)	-
Total Distributions	(.98)	(.64)	(.65)	(.80)	(.45)	(.43)
Net asset value, end of period	13.58	13.45	13.65	12.57	12.62	12.56
Total Return (%)[b]	9.08[c]	3.14	14.30	6.31	4.33	5.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20[d]	1.18	1.28	1.27	1.28	1.30
Ratio of net expenses to average net assets	1.20[d]	1.18	1.28	1.27	1.28	1.30
Ratio of net investment income to average net assets	2.87[d]	2.26	1.93	2.16	2.42	3.49
Portfolio Turnover Rate	20.17[c]	21.82	26.35	27.90	30.89	33.28
Net Assets, end of period ($ x 1,000)	61,264	50,382	54,546	108,189	78,449	97,153

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.86	13.98	12.79	12.84	12.76	12.50
Investment Operations:
Investment income—net[a]	.14	.22	.18	.18	.21	.35
Net realized and unrealized gain (loss) on investments	.96	.12	1.50	.48	.22	.24
Total from Investment Operations	1.10	.34	1.68	.66	.43	.59
Distributions:
Dividends from investment income—net	(.11)	(.14)	(.11)	(.18)	(.23)	(.33)
Dividends from net realized gain on investments	(.82)	(.32)	(.38)	(.53)	(.12)	-
Total Distributions	(.93)	(.46)	(.49)	(.71)	(.35)	(.33)
Net asset value, end of period	14.03	13.86	13.98	12.79	12.84	12.76
Total Return (%)[b]	8.67[c]	2.41	13.56	5.49	3.53	4.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92[d]	1.91	2.01	2.02	2.03	2.04
Ratio of net expenses to average net assets	1.92[d]	1.91	2.01	2.02	2.03	2.04
Ratio of net investment income to average net assets	2.05[d]	1.53	1.36	1.42	1.64	2.71
Portfolio Turnover Rate	20.17[c]	21.82	26.35	27.90	30.89	33.28
Net Assets, end of period ($ x 1,000)	51,044	49,068	56,969	57,459	46,177	51,409

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.83	13.10	12.11	12.19	12.15	11.93
Investment Operations:
Investment income—net[a]	.19	.33	.31	.28	.32	.45
Net realized and unrealized gain (loss) on investments	.89	.12	1.39	.47	.20	.23
Total from Investment Operations	1.08	.45	1.70	.75	.52	.68
Distributions:
Dividends from investment income—net	(.18)	(.40)	(.33)	(.30)	(.36)	(.46)
Dividends from net realized gain on investments	(.82)	(.32)	(.38)	(.53)	(.12)	-
Total Distributions	(1.00)	(.72)	(.71)	(.83)	(.48)	(.46)
Net asset value, end of period	12.91	12.83	13.10	12.11	12.19	12.15
Total Return (%)	9.28[b]	3.43	14.65	6.65	4.52	5.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.90	.99	1.01	1.03	1.04
Ratio of net expenses to average net assets	.92[c]	.90	.99	1.01	1.03	1.04
Ratio of net investment income to average net assets	3.10[c]	2.55	2.42	2.32	2.65	3.66
Portfolio Turnover Rate	20.17[b]	21.82	26.35	27.90	30.89	33.28
Net Assets, end of period ($ x 1,000)	284,665	262,268	296,215	222,595	102,827	121,131

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2019	Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.82	13.09	12.11	12.19	12.14	11.92
Investment Operations:
Investment income—net[a]	.19	.34	.31	.30	.33	.46
Net realized and unrealized gain (loss) on investments	.89	.12	1.39	.46	.21	.23
Total from Investment Operations	1.08	.46	1.70	.76	.54	.69
Distributions:
Dividends from investment income—net	(.18)	(.41)	(.34)	(.31)	(.37)	(.47)
Dividends from net realized gain on investments	(.82)	(.32)	(.38)	(.53)	(.12)	-
Total Distributions	(1.00)	(.73)	(.72)	(.84)	(.49)	(.47)
Net asset value, end of period	12.90	12.82	13.09	12.11	12.19	12.14
Total Return (%)	9.32[b]	3.53	14.68	6.72	4.68	5.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.83	.92	.94	.95	.96
Ratio of net expenses to average net assets	.85[c]	.83	.92	.94	.95	.96
Ratio of net investment income to average net assets	3.17[c]	2.61	2.45	2.52	2.71	3.80
Portfolio Turnover Rate	20.17[b]	21.82	26.35	27.90	30.89	33.28
Net Assets, end of period ($ x 1,000)	48,056	43,267	40,786	33,342	26,519	28,394

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Equity Income Fund to BNY Mellon Global Equity Income Fund and the Trust changed its name from The Dreyfus/Laurel Funds Trust to BNY Mellon Investment Funds III. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

20

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	421,743,341	-	-	421,743,341
Equity Securities - Preferred Stocks	10,162,639	-	-	10,162,639
Investment Companies	12,493,362	-	-	12,493,362

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

22

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $13,088,539 and long-term capital gains $9,394,388. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at

24

the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub Adviser, the Adviser pays the Sub Adviser an annual fee of .41% of the value of the fund’s average daily net assets.

During the period ended April 30, 2019, the Distributor retained $26,202 from commissions earned on sales of the fund’s Class A shares and $35,437 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $180,559 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $62,301 and $60,200, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $5,265 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $38,768 pursuant to the custody agreement. These fees were partially offset by earnings credits of $810.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $270,231, Distribution Plan fees $31,112, Shareholder Services Plan fees $22,560, custodian fees $16,500, Chief Compliance Officer fees $5,660 and transfer agency fees $1,982.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities forward foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2019, amounted to $86,959,763 and $79,681,350, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and

26

events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Forward contracts	162,485

At April 30, 2019, accumulated net unrealized appreciation on investments was $64,198,484, consisting of $88,708,224 gross unrealized appreciation and $24,506,740 gross unrealized depreciation.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, ranking first in the Performance Group in all periods except the one-year period, when it ranked second and in the first quartile of the Performance Universe in all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and the Expense Universe medians and the fund’s total expenses were slightly above the Expense Group median and below the Expense Universe median.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit.

30

The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

32

NOTES

33

For More Information

BNY Mellon Global Equity Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6175SA0419

BNY Mellon International Bond Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Bond Fund (formerly Dreyfus International Bond Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by David Leduc, CFA, Brendan Murphy, CFA, and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon International Bond Fund’s (formerly, Dreyfus International Bond Fund) Class A shares produced a total return of 1.75%, Class C shares returned 1.50%, Class I shares returned 1.96%, and Class Y shares returned 2.05%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of 3.25% for the same period.2

International bond markets recovered from a volatile end to 2018 to post moderately positive total returns over the reporting period, aided by more accommodative central bank policies and optimism surrounding a possible resolution to the U.S.-China trade disputes. The fund returns trailed that of the Index, mainly due to an overweight to European and Japanese inflation-linked securities, and security selection decisions within corporate bonds and foreign currencies.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S., dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors, and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

A Tale of Two Markets

Increasing trade rhetoric and fears of a more hawkish U.S. Federal Reserve (“Fed”) roiled equity and fixed-income risk markets in the fourth quarter of 2018. Concerns that the Fed would continue to raise interest rates in the face of unsupportive data, concerns over slowing global growth, and speculation that other central banks may discontinue their supportive monetary policies at the conclusion of the year added pricing pressure. Corporate and emerging-market debt spreads widened at the close of the year, as a “risk-off” tone pervaded markets.

In January, the environment shifted. Fed officials commented that they would be patient and flexible with the pace of future rate hikes. The Chinese government began stimulus measures to stoke the country’s economy, and it looked as though there might be a resolution on the horizon for trade disputes with the U.S. Non-U.S. central banks made comments that

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

removed fears of additional tightening, with some pledging to continue economic stimulus in the event it is needed. These measures reassured investors and, late into the first quarter of 2019, risk spreads became tighter. However, some countries, particularly certain emerging markets, were still affected by country-specific idiosyncratic risks. Countries with political or financial disruptions, such as Argentina, Turkey and Mexico, continued to struggle late in the period, while many emerging markets and most developed countries enjoyed rising asset prices.

Weak Inflation Constrained Fund Performance

The fund’s performance compared to the Index was undermined during the reporting period by allocations to inflation-linked securities, particularly those of Japan and Europe, which saw slowing growth and weak inflationary numbers during the period. In addition, security selection within corporate credit detracted. Industrial conglomerate General Electric struggled with growth concerns and sales of its non-performing business units. Financials also detracted, such as bonds issued by Royal Bank of Scotland and Credit Suisse. These banks were negatively affected by a sell-off in the sector fueled by concerns over the European Central Bank’s (ECB) balance sheet. Volatility within currency markets increased as the U.S. dollar strengthened, causing the portfolio’s positions in the Swedish krona, Norwegian krone, Brazilian real and Argentine peso to detract from relative results.

On a more positive note, the fund’s yield-curve-positioning strategy was beneficial, particularly within European, Japanese and UK debt. In addition, allocations to securitized products like asset-backed securities (ABS) performed well during the period because of the high-quality nature of the sector.

At times during the reporting period, the fund employed option contracts, futures contracts and forward contracts to manage its interest-rate and currency exposures.

A Cautiously Optimistic Investment Posture

We believe the Fed will remain accommodative for the remainder of 2019, and China will effectively stimulate its economy. We expect these actions to be supportive of growth, particularly in the emerging markets. It is our expectation that global growth will stabilize and rebound and that will be supportive of foreign currencies. Commodity prices could also be supported by these stimulus measures, which would also be supportive of emerging-market economies. There are many challenges which could affect the fruition of this outlook, such as continued trade disruption or political uncertainty.

Given this environment, we remain cautious. We do not believe that valuations currently represent the fundamental outlook, particularly within corporate debt markets. We currently are looking to foreign currency and yield-curve positioning to create value, as it is our expectation that the U.S. dollar may continue to weaken throughout 2019, as the Fed stays on hold, and we see growth in other areas of the world. We believe demand for high-quality European debt will continue to support prices, as the ECB maintains its balance sheet, and we will continue to look for inexpensive inflation protection to balance global risks against valuations. We are currently underweight to corporate credit, given our belief that spreads have reached a point of being too tight relative to earnings and market-growth expectations. We are also underweight to agency mortgage-backed securities in the U.S., as we believe that the supply/demand factors continue to be unsupportive of the sector. Areas of the emerging markets still appear attractive due to the supportive nature of the Chinese economy and our expectation for potential growth in Europe and other parts of the world. We would look for countries like Australia and New Zealand to retain accommodative policies to support their softening economies. We are cautious around high yield and leveraged loans due to potential earnings weakness, high leverage and rich market valuations.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The return figure provided for Class A reflects the absorption of certain Class A expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s Class A returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.10	$8.34	$3.25	$2.86
Ending value (after expenses)	$1,017.50	$1,015.00	$1,019.60	$1,020.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.11	$8.35	$3.26	$2.86
Ending value (after expenses)	$1,019.74	$1,016.51	$1,021.57	$1,021.97

† Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.67% for Class C, .65 for Class I and .57% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0%
Argentina - .6%
Argentine Government, Bonds, Ser. POM, Argentina Blended Policy Rate	ARS	54.47	6/21/2020	79,665,000	[b,c]	1,799,984
City of Buenos Aires, Unscd. Bonds, Ser. 22, 3 Month BADLAR +3.25%	ARS	42.42	3/29/2024	68,200,000	[b]	1,187,083
Provincia de Buenos Aires/Argentina, Unscd. Bonds, 3 Month BADLAR +3.83%	ARS	50.20	5/31/2022	35,000,000	[b]	608,102
Provincia De Buenos Aires/Argentina, Sr. Unscd. Notes		9.13	3/16/2024	1,625,000	[d]	1,232,969
					4,828,138
Australia - .5%
Australian Government, Sr. Unscd. Notes, Ser. 50CI	AUD	1.00	2/21/2050	3,780,000	[e]	2,967,822
Driver Australia Four Trust, Ser. 4, Cl. A, 1 Month Bank Bill Swap Rate +.95%	AUD	2.77	8/21/2025	197,753	[b]	139,377
Driver Australia Three Trust, Ser. 3, Cl. A, 1 Month Bank Bill Swap Rate +1.70%	AUD	3.52	5/21/2024	424,988	[b]	301,086
					3,408,285
Austria - .2%
Suzano Austria, Gtd. Notes		7.00	3/16/2047	1,050,000	[d]	1,169,186
Belgium - 2.0%
Belgium Government, Unscd. Bonds, Ser. 78	EUR	1.60	6/22/2047	13,150,000	[d]	15,382,010
Canada - 3.3%
Bank of Nova Scotia, Covered Notes	EUR	0.38	10/23/2023	1,725,000		1,965,900
Canadian Government, Bonds	CAD	1.00	6/1/2027	5,890,000		4,169,163
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/2023	1,813,981	[d]	1,347,156
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	2,350,000	[d]	1,769,017
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	3,100,000	[d]	2,342,181
Golden Credit Card Trust, Ser. 2018-4A, Cl. A		3.44	10/15/2025	2,550,000	[d]	2,607,768
Master Credit Card Trust II, Ser. 2018-1A, Cl. A, 1 Month LIBOR +.49%		2.98	7/21/2024	3,300,000	[b,d]	3,300,836

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Canada - 3.3% (continued)
Mbarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	2,110,000	[d]	1,585,138
Province of Ontario Canada, Sr. Unscd. Notes	CAD	2.65	2/5/2025	2,600,000		1,999,615
Silver Arrow Canada, Ser. 2018-1A, Cl. A3	CAD	3.17	8/15/2025	4,300,000	[d]	3,264,270
Teck Resources, Gtd. Notes		6.25	7/15/2041	625,000		676,359
					25,027,403
Cayman Islands - .7%
Alibaba Group Holding, Sr. Unscd. Notes		3.40	12/6/2027	1,345,000		1,325,276
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	660,000		760,399
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/2024	1,405,000		1,595,239
Sands China, Sr. Unscd. Notes		4.60	8/8/2023	1,100,000		1,137,771
Tencent Holdings, Sr. Unscd. Notes		3.58	4/11/2026	600,000	[d]	601,768
					5,420,453
Chile - .5%
Chilean Government, Bonds	CLP	4.50	3/1/2021	2,695,000,000		4,065,392
China - .3%
Chinese Government, Unscd. Bonds, Ser. 1827	CNY	3.25	11/22/2028	13,100,000		1,924,050
Colombia - .5%
Colombian Government, Sr. Unscd. Bonds		4.00	2/26/2024	2,075,000		2,138,806
Colombian Government, Sr. Unscd. Notes		4.50	3/15/2029	1,675,000		1,769,638
					3,908,444
Cyprus - .7%
Cyprus Government, Sr. Unscd. Notes	EUR	4.25	11/4/2025	3,750,000		5,104,780
Egypt - .2%
Egyptian Government, Sr. Unscd. Bonds	EUR	4.75	4/16/2026	800,000		881,849
Egyptian Government, Sr. Unscd. Notes		6.13	1/31/2022	500,000		506,553
Egyptian Government, Sr. Unscd. Notes		6.20	3/1/2024	500,000	[d]	504,438
					1,892,840

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
France - 3.7%
Credit Agricole Home Loan SFH, Covered Notes	EUR	0.05	8/29/2022	600,000		677,464
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	1,600,000		1,906,700
French Government, Bonds	EUR	0.75	5/25/2028	14,800,000		17,347,944
French Government, Unscd. Bonds	EUR	2.00	5/25/2048	6,400,000	[d]	8,319,365
					28,251,473
Germany - 5.8%
Allianz, Sub. Notes	EUR	5.63	10/17/2042	3,700,000		4,847,476
German Government, Bonds	EUR	0.10	4/15/2026	18,140,850	[e]	22,515,927
German Government, Bonds	EUR	2.50	8/15/2046	7,765,000		12,828,617
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Notes	EUR	0.38	4/23/2030	3,685,000		4,106,954
					44,298,974
Ghana - .2%
Ghanaian Government, Sr. Unscd. Bonds		7.88	3/26/2027	600,000	[d]	610,445
Ghanaian Government, Sr. Unscd. Notes		7.63	5/16/2029	600,000	[d]	591,360
					1,201,805
Greece - 1.1%
Hellenic Government, Bonds	EUR	3.90	1/30/2033	4,425,000		5,012,056
Hellenic Government, Sr. Unscd. Bonds	EUR	3.45	4/2/2024	1,200,000	[d]	1,420,648
Hellenic Government, Sr. Unscd. Bonds	EUR	3.88	3/12/2029	1,400,000	[d]	1,637,489
					8,070,193
Hungary - .6%
Hungarian Government, Sr. Unscd. Bonds	EUR	1.25	10/22/2025	1,750,000		2,036,393
Hungarian Government, Sr. Unscd. Bonds	EUR	1.75	10/10/2027	2,200,000		2,641,875
					4,678,268
Indonesia - .5%
Indonesia Asahan Aluminium Persero, Sr. Unscd. Notes		5.23	11/15/2021	1,100,000	[d]	1,145,605
Indonesian Government, Sr. Unscd. Notes	EUR	3.75	6/14/2028	1,900,000		2,479,994
					3,625,599

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Ireland - 1.6%
AerCap Ireland Capital, Gtd. Notes		4.50	5/15/2021	1,775,000		1,816,202
AerCap Ireland Capital, Gtd. Notes		5.00	10/1/2021	725,000		754,284
Irish Government, Bonds	EUR	2.00	2/18/2045	1,610,000		2,055,972
Irish Government, Bonds	EUR	2.40	5/15/2030	5,670,000		7,548,324
					12,174,782
Israel - .3%
Israeli Government, Bonds, Ser. 327	ILS	2.00	3/31/2027	6,900,000		1,968,699
Italy - 1.5%
Intesa Sanpaolo, Covered Notes	EUR	1.38	12/18/2025	3,200,000		3,811,739
Italian Government, Sr. Unscd. Bonds	EUR	2.70	3/1/2047	7,350,000	[d]	7,407,719
					11,219,458
Ivory Coast - .2%
Ivory Coast Government, Sr. Unscd. Bonds	EUR	5.13	6/15/2025	750,000	[d]	862,642
Ivory Coast Government, Sr. Unscd. Notes	EUR	5.25	3/22/2030	950,000	[d]	1,016,621
					1,879,263
Japan - 21.6%
Development Bank of Japan, Govt. Gtd. Notes		3.13	9/6/2023	3,180,000	[d]	3,239,472
Japan Bank for International Cooperation, Govt. Gtd. Notes		3.38	10/31/2023	6,100,000		6,295,396
Japanese Government, Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/2036	2,818,650,000		25,922,521
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	8,404,856,460	[e]	78,091,714
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/2044	1,691,800,000		19,628,160
Japanese Government, Sr. Unscd. Bonds, Ser. 59	JPY	0.70	6/20/2048	1,290,000,000		12,080,987
Japanese Government, Sr. Unscd. Bonds, Ser. 61	JPY	0.70	12/20/2048	1,119,800,000		10,466,720
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	1,080,000	[d]	1,089,238
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3		2.45	12/10/2021	850,000	[d]	846,276
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	1,800,000	[d]	1,797,242

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Japan - 21.6% (continued)
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	2,450,000	[d]	2,496,609
Takeda Pharmaceutical, Sr. Unscd. Bonds	EUR	3.00	11/21/2030	1,575,000		1,982,811
					163,937,146
Kazakhstan - .3%
Kazakhstani Government, Sr. Unscd. Notes	EUR	1.55	11/9/2023	1,050,000	[d]	1,221,843
KazMunayGas National, Sr. Unscd. Notes		6.38	10/24/2048	1,030,000		1,143,713
					2,365,556
Kenya - .1%
Kenyan Government, Sr. Unscd. Notes		8.25	2/28/2048	950,000	[d]	940,980
Luxembourg - .3%
E-Carat, Ser. 2016-1, Cl. A, 1 Month EURIBOR +.45%	EUR	0.08	10/18/2024	585,934	[b]	657,950
Gazprom OAO Via Gaz Capital, Sr. Unscd. Bonds	EUR	2.50	3/21/2026	1,050,000		1,208,075
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	475,000		561,534
					2,427,559
Malaysia - 1.1%
Malaysian Government, Sr. Unscd. Bonds, Ser. 219	MYR	3.89	8/15/2029	34,000,000		8,285,647
Mexico - .9%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	755,000		648,545
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	42,000,000		2,138,532
Petroleos Mexicanos, Gtd. Notes		4.63	9/21/2023	2,000,000		1,992,000
Petroleos Mexicanos, Gtd. Notes		5.50	1/21/2021	1,950,000		1,991,438
					6,770,515
Netherlands - 3.9%
ABN AMRO Bank, Covered Bonds	EUR	0.88	1/14/2026	2,400,000		2,823,385
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	1,100,000		1,325,659
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	1,816,000		2,126,507
Equate Petrochemical, Gtd. Notes		3.00	3/3/2022	1,500,000	[c]	1,486,943

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Netherlands - 3.9% (continued)
ING Bank, Covered Notes	EUR	0.88	4/11/2028	1,600,000		1,864,029
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	900,000		1,021,988
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	1,600,000		1,922,946
Petrobras Global Finance, Gtd. Notes		6.90	3/19/2049	2,000,000		2,004,980
SABIC Capital II, Gtd. Bonds		4.00	10/10/2023	3,075,000	[d]	3,169,249
Schaeffler Finance, Sr. Scd. Notes		4.75	5/15/2023	1,125,000	[d]	1,139,175
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	2,000,000		1,999,080
Vonovia Finance, Gtd. Notes	EUR	1.63	12/15/2020	3,700,000		4,261,403
Vonovia Finance, Gtd. Notes	EUR	3.63	10/8/2021	1,575,000		1,924,184
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	1,850,000		2,195,349
					29,264,877
New Zealand - 3.4%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/2025	32,654,000	[e]	25,452,792
Nigeria - .1%
Nigerian Government, Sr. Unscd. Notes		6.50	11/28/2027	1,050,000	[d]	1,035,295
Norway - .3%
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/2021	17,145,000	[d]	2,084,160
Panama - .3%
Panamanian Government, Sr. Unscd. Bonds		4.00	9/22/2024	2,125,000		2,218,521
Peru - .1%
Peruvian Government, Sr. Unscd. Bonds	PEN	5.94	2/12/2029	2,625,000	[d]	839,952
Qatar - .2%
Qatari Government, Sr. Unscd. Notes		3.38	3/14/2024	1,500,000	[d]	1,522,500
Romania - .3%
Romanian Government, Sr. Unscd. Notes	EUR	2.50	2/8/2030	1,775,000	[d]	1,966,751
Russia - .6%
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/2028	285,000,000		4,172,279

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Saudi Arabia - .1%
Saudi Arabian Oil, Sr. Unscd. Notes		2.75	4/16/2022	775,000	[d]	770,218
Senegal - .2%
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	1,700,000		1,889,922
Slovenia - .5%
Slovenian Government, Unscd. Bonds, Ser. RS81	EUR	1.19	3/14/2029	3,320,000		3,930,192
South Africa - .5%
South African Government, Sr. Unscd. Bonds, Ser. R186	ZAR	10.50	12/21/2026	52,000,000		4,022,593
South Korea - .1%
Korea Development Bank, Sr. Unscd. Notes		3.00	3/19/2022	400,000		402,181
Spain - 2.1%
Banco Santander, Sub. Notes	EUR	2.50	3/18/2025	2,800,000		3,315,439
Driver Espana Three, Ser. 3, Cl. A, 1 Month EURIBOR +1.05%	EUR	0.68	12/21/2026	489,759	[b]	551,458
Spanish Government, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	7,525,000	[d]	9,869,352
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	1,600,000		1,890,009
					15,626,258
Sri Lanka - .1%
Sri Lankan Government, Sr. Unscd. Notes		6.25	10/4/2020	325,000		327,907
Sri Lankan Government, Sr. Unscd. Notes		6.85	3/14/2024	750,000	[d]	759,707
					1,087,614
Supranational - 6.9%
African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,850,000		1,942,500
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	2,920,000	[d]	3,029,304
Asian Development Bank, Sr. Unscd. Notes	NZD	3.50	5/30/2024	3,750,000		2,659,756
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	380,000		381,811
Corp Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	1,300,000		1,307,813
European Investment Bank, Sr. Unscd. Notes	EUR	0.63	1/22/2029	3,530,000		4,076,604

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Supranational - 6.9% (continued)
European Investment Bank, Sr. Unscd. Notes	CAD	1.13	9/16/2021	2,975,000	[d]	2,192,922
European Investment Bank, Sr. Unscd. Notes	AUD	2.70	1/12/2023	4,600,000		3,354,467
European Union, Govt. Gtd. Notes	EUR	1.38	10/4/2029	6,500,000		8,001,790
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/2021	17,675,000		12,129,703
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	278,070,000		3,835,400
Nordic Investment Bank, Sr. Unscd. Notes	NOK	1.38	7/15/2020	81,000,000		9,381,652
					52,293,722
Sweden - .5%
Skandinaviska Enskilda Banken, Covered Bonds	EUR	0.15	2/11/2021	3,400,000		3,843,539
Turkey - .4%
Turkish Government, Sr. Unscd. Bonds	EUR	4.63	3/31/2025	775,000		840,446
Turkish Government, Sr. Unscd. Notes		7.50	11/7/2019	2,320,000		2,344,847
					3,185,293
Ukraine - .2%
Ukrainian Government, Sr. Unscd. Bonds		3.47	5/31/2040	1,950,000		1,250,282
United Arab Emirates - .3%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	1,225,000	[d]	1,295,438
DP World, Sr. Unscd. Notes		6.85	7/2/2037	960,000	[c]	1,171,248
					2,466,686
United Kingdom - 5.9%
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	850,000		898,301
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	2,925,000		3,064,639
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	1,450,000		1,616,266
Lanark Master Issuer, Ser. 2019-1A, Cl.1A1, 3 Month LIBOR +.77%		3.47	12/22/2069	1,825,000	[b,d]	1,833,581
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	2,225,000		2,208,986
Royal Bank of Scotland Group, Sr. Unscd. Notes		4.27	3/22/2025	3,400,000		3,468,193

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United Kingdom - 5.9% (continued)
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIO +.75% @ Floor	GBP	0.00	1/21/2070	1,900,000	[b,d]	2,482,350
United Kingdom Gilt, Bonds	GBP	1.50	7/22/2047	4,565,000		5,700,958
United Kingdom Gilt, Bonds	GBP	3.50	1/22/2045	12,875,000		23,087,729
					44,361,003
United States - 19.7%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/2026	523,000		544,382
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	1,025,000		1,202,380
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/1/2036	1,245,682	[d]	1,274,533
Americredit Automobile Receivables Trust, Ser. 2018-1, Cl. C		3.50	1/18/2024	2,600,000		2,638,120
Andeavor Logistics, Gtd. Notes		3.50	12/1/2022	575,000		581,896
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	1,825,000		1,863,878
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	1,100,000		1,124,244
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PW10, Cl. AJ		5.59	12/11/2040	661,614		680,149
Boeing, Sr. Unscd. Notes		2.80	3/1/2024	525,000	[c]	524,319
Boeing, Sr. Unscd. Notes		3.20	3/1/2029	325,000		321,499
Brooklyn Union Gas, Sr. Unscd. Notes		3.87	3/4/2029	2,150,000	[d]	2,224,998
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		3.54	12/15/2037	1,700,000	[b,d]	1,707,852
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	365,000		366,237
CCO Holdings, Sr. Unscd. Notes		5.88	4/1/2024	600,000	[d]	628,326
Cheniere Energy Partners, Sr. Scd. Notes		5.25	10/1/2025	1,175,000		1,202,906
CLUB Credit Trust, Ser. 2017-P1, Cl. A		2.42	9/15/2023	18,775	[d]	18,770
Colony Starwood Homes Trust, Ser. 2016-2A, Cl. A, 1 Month LIBOR +1.25%		3.72	12/17/2033	2,454,083	[b,d]	2,456,267

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 19.7% (continued)
Comcast, Gtd. Notes		3.70	4/15/2024	1,400,000		1,449,785
Concho Resources, Gtd. Notes		3.75	10/1/2027	1,075,000		1,078,744
Dell Equipment Finance Trust, Ser. 2017-2, Cl. B		2.47	10/24/2022	700,000	[d]	697,648
Dell Equipment Finance Trust, Ser. 2018-2, Cl. B		3.55	10/22/2023	1,100,000	[d]	1,116,722
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	1,300,000	[d]	1,320,752
Dell International, Sr. Scd. Notes		6.02	6/15/2026	1,350,000	[d]	1,463,464
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	1,775,000		2,156,382
Dollar Tree, Sr. Unscd. Notes		4.20	5/15/2028	645,000		649,624
Drive Auto Receivables Trust, Ser. 2018-1, Cl. C		3.22	3/15/2023	1,960,000		1,964,718
DT Auto Owner Trust, Ser. 2018-2A, Cl. C		3.67	3/15/2024	2,625,000	[d]	2,647,799
Energy Transfer Operating, Gtd. Notes		4.20	4/15/2027	600,000		603,885
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	550,000		574,751
Energy Transfer Operating, Gtd. Notes		5.25	4/15/2029	685,000		738,281
Energy Transfer Operating, Jr. Sub. Notes, Ser. A		6.25	2/15/2023	525,000		500,475
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K087, Cl. A2		3.77	12/1/2028	1,815,000	[f]	1,931,578
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K088, Cl. A2		3.69	1/1/2029	1,950,000	[f]	2,062,715
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K159, Cl. A2		3.95	11/25/2030	1,400,000	[f]	1,504,810
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/1/2025	1,850,000	[f]	1,899,738

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 19.7% (continued)
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%		2.94	8/25/2025	1,230,000	[b,f]	1,226,844
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/1/2027	1,997,498		1,982,341
First Data, Scd. Notes		5.75	1/15/2024	595,000	[d]	615,453
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX		3.38	12/15/2034	3,260,000	[d]	3,234,413
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	3,110,000		2,949,166
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	2,350,000		2,372,329
Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/2026	990,000		977,006
HCA, Gtd. Notes		5.88	2/1/2029	435,000		468,713
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		3.17	1/15/2033	1,075,000	[b,d]	1,070,536
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		3.52	1/15/2033	725,000	[b,d]	722,713
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1%		3.47	7/17/2037	2,191,500	[b,d]	2,197,355
Invitation Homes Trust, Ser. 2018-SFR4, Cl. A, 1 Month LIBOR +1.1%		3.57	1/17/2038	1,787,692	[b,d]	1,796,615
Jackson National Life Global Funding, Scd. Notes		3.30	2/1/2022	1,500,000	[d]	1,520,566
Keurig Dr Pepper, Gtd. Notes		4.06	5/25/2023	850,000	[d]	876,353
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		3.58	11/25/2036	754,704	[b]	755,238
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	575,000		602,751
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/2028	2,175,000		2,557,470
Kubota Credit Owner Trust, Ser. 2018-1A, Cl. A4		3.21	1/15/2025	1,900,000	[d]	1,933,005
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2, 1 Month LIBOR +.83%		3.31	2/25/2034	429,582	[b]	431,177

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 19.7% (continued)
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	1,690,000		1,964,364
Mercedes-Benz Auto Lease Trust, Ser. 2019-A, Cl. A1		3.25	10/15/2024	1,200,000		1,211,483
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	775,000	[d]	816,656
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/1/2052	2,575,000		2,702,856
New York Life Global Funding, Scd. Notes		2.88	4/10/2024	2,000,000	[d]	2,005,753
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.2%		3.67	11/15/2035	1,950,000	[b,d]	1,961,681
Pfizer, Sr. Unscd. Notes		2.95	3/15/2024	750,000		758,990
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	345,000		351,075
Prime Security Services Borrower, Scd. Notes		9.25	5/15/2023	133,000	[d]	140,425
Prosper Marketplace Issuance Trust, Ser. 2017-3A, Cl. A		2.36	11/15/2023	127,114	[d]	127,077
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	560,000	[d]	579,950
SASOL Financing USA, Gtd. Notes		5.88	3/27/2024	1,050,000		1,114,965
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	800,000	[d]	802,876
Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/1/2057	1,507,833		1,574,744
Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/1/2058	2,424,879		2,491,478
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA		3.50	7/1/2058	2,758,054		2,793,949
Seasoned Loans Structured Transaction, Ser. 2018-2, Cl. A1		3.50	11/1/2028	2,492,990		2,542,817
Springleaf Funding Trust, Ser. 2016-AA, Cl. A		2.90	11/15/2029	2,657,113	[d]	2,655,373
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/2020	530,000		551,200
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	2,575,000	[d]	2,629,719
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%		3.42	1/17/2035	2,576,172	[b,d]	2,577,505

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 19.7% (continued)
Sunoco Logistics Partners Operations, Gtd. Notes		4.00	10/1/2027	1,550,000		1,541,470
Targa Resources Partners, Gtd. Bonds		5.13	2/1/2025	595,000		612,850
Tenet Healthcare, Scd. Notes		6.25	2/1/2027	423,000	[d]	441,506
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A		2.93	1/1/2036	2,244,356	[d]	2,231,475
UBS Commercial Mortgage Trust, Ser. 2017-C1, Cl. A4		3.54	11/1/2050	1,975,000		2,012,744
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted		0.13	7/15/2024	28,210,840	[e]	27,927,159
United Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	1,000,000		1,227,771
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	940,000		981,701
Federal Home Loan Mortgage Corporation,
3.50%, 11/1/47				3,936,977	[f]	3,986,613
Federal National Mortgage Association:
3.50%, 8/1/56				1,935,855	[f]	1,951,026
4.00%, 9/1/42				1,884,940	[f]	1,947,470
					149,229,392
Total Bonds and Notes (cost $732,335,446)				727,142,920
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .2%
Call Options - .0%
Euro Contracts 13,700,000 Citigroup		1.16	9/19/2019	13,700,000		90,520
Euro Contracts 13,700,000 Barclays Capital		1.14	10/11/2019	13,700,000		209,938
Euro Contracts 13,900,000 Morgan Stanley		1.15	9/3/2019	13,900,000		99,689
New Zealand Dollar Cross Currency Contracts 6,600,000 J.P. Morgan Securities	AUD	1.08	5/24/2019	6,600,000		4,245
					404,392
Put Options - .2%
Brazilian Real Contracts 15,500,000 Morgan Stanley		3.70	9/12/2019	15,500,000		127,069
Brazilian Real Contracts 3,900,000 UBS Securities		3.65	8/22/2019	3,900,000		18,524

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .2% (continued)
Put Options - .2% (continued)
British Pound Cross Currency Contracts 4,200,000 Goldman Sachs	EUR	0.87	5/23/2019	4,200,000		34,581
Colombian Peso Contracts 3,850,000 Merrill Lynch, Pierce, Fenner & Smith		3,035	7/11/2019	3,850,000		5,067
Euro Contracts 13,700,000 Barclays Capital		1.14	10/11/2019	13,700,000		275,060
Indian Rupee Contracts 4,000,000 Barclays Capital		70.00	8/9/2019	4,000,000		43,519
Japanese Yen Contracts 15,500,000 Barclays Capital		109.54	9/10/2019	15,500,000		188,144
Mexican Peso Contracts 8,000,000 Citigroup		19.00	8/12/2019	8,000,000		114,954
Polish Zloty Contracts 3,900,000 Merrill Lynch, Pierce, Fenner & Smith		3.67	8/22/2019	3,900,000		15,132
Polish Zloty Contracts 4,000,000 HSBC		3.65	9/3/2019	4,000,000		14,650
Polish Zloty Contracts 15,250,000 J.P. Morgan Securities		3.70	10/21/2019	15,250,000		145,570
South African Rand Contracts 3,900,000 Goldman Sachs		13.50	7/10/2019	3,900,000		13,171
South Korean Won Contracts 3,850,000 J.P. Morgan Securities		1,110	7/10/2019	3,850,000		2,258
Swedish Krona Cross Currency Contracts 3,500,000 Goldman Sachs	EUR	10.35	8/28/2019	3,500,000		12,031
U.S. 10 Year Treasury Note Contracts 766		122.50	8/23/2019	76,600,000		335,125
					1,344,855
Total Options Purchased (cost $2,811,874)				1,749,247
Description	Annualized Yield (%)		Maturity Date	Principal Amount ($)
Short-Term Investments - .9%
U.S. Government Securities
U.S. Treasury Bills (cost $6,977,088)		2.42	6/13/2019	6,997,000	[g,h]	6,977,080

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,276,190)	2.45	15,276,190	[i] 15,276,190

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,373,365)	2.45	3,373,365	[i] 3,373,365
Total Investments (cost $760,773,963)		99.6%	754,518,802
Cash and Receivables (Net)		0.4%	3,128,009
Net Assets		100.0%	757,646,811

ARLLMONP—Argentina Blended Historical Policy Rate

BADLAR—Buenos Aires Interbank Offer Rate

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SONIO—Sterling Overnight Index Average

ARS—Argentine Peso

AUD—Australian Dollar

CAD—Canadian Dollar

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

RUB—Russian Ruble

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $2,870,570 and the value of the collateral held by the fund was $3,373,365.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $150,234,381 or 19.83% of net assets.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign/Governmental	45.9
U.S. Government Securities	19.5
Banks	5.3
Commercial Mortgage Pass-Through Ctfs.	5.1
Asset-Backed Ctfs./Auto Receivables	3.7
Asset-Backed Certificates	3.0
Investment Companies	2.5
Energy	2.3
Real Estate	1.5
Insurance	1.4
U.S. Government Agencies Mortgage-Backed	1.0
Telecommunication Services	.9
Health Care	.8
Asset-Backed Ctfs./Credit Cards	.8
Chemicals	.8
Diversified Financials	.7
Retailing	.4
Industrials	.4
Utilities	.4
Beverage Products	.4
Food Products	.3
Media	.3
Aerospace & Defense	.3
Internet Software & Services	.3
Metals & Mining	.2
Options Purchased	.2
Agriculture	.2
Technology Hardware & Equipment	.2
Commercial & Professional Services	.2
Forest Products & Other	.1
Automobiles & Components	.1
Consumer Discretionary	.1
Asset-Backed Ctfs./Student Loans	.1
Information Technology	.1
Materials	.1
99.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	21,021,057	275,589,821	281,334,688	15,276,190	2.0	139,125
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,673,690	40,158,326	42,458,651	3,373,365.5		–
Total	26,694,747	315,748,147	323,793,339	18,649,555	2.5	139,125

See notes to financial statements.

STATEMENT OF FUTURES

April 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 3 Year Bond	247	6/19	19,694,497[a]	19,837,362	142,865
Canadian 10 year Bond	257	6/19	26,313,009[a]	26,507,621	194,612
Euro BTP Italian Government Bond	200	6/19	28,334,026[a]	29,264,787	930,761
Euro-Bobl	376	6/19	56,143,839[a]	56,059,452	(84,387)
Long Gilt	25	6/19	4,154,241[a]	4,150,632	(3,609)
Long Term French Government Future	70	6/19	12,426,152[a]	12,718,944	292,792
U.S. Treasury 10 Year Notes	38	6/19	4,684,104	4,699,531	15,427
U.S. Treasury Long Bond	2	6/19	293,066	294,938	1,872
Futures Short
Australian 10 Year Bond	75	6/19	7,266,917[a]	7,311,034	(44,117)
Euro 30 Year Bond	38	6/19	8,047,449[a]	8,044,250	3,199
Euro-Bond	258	6/19	47,348,433[a]	47,836,218	(487,785)
U.S. Treasury 5 Year Notes	31	6/19	3,579,001	3,584,860	(5,859)
Gross Unrealized Appreciation				1,581,528
Gross Unrealized Depreciation				(625,757)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2019 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Brazilian Real Contracts 3,900,000, UBS Securities	4.1	8/22/19	3,900,000		(71,027)
British Pound Cross Currency Contracts 4,200,000, Goldman Sachs	0.94	5/23/19	4,200,000	EUR	(14)
Colombian Peso Contracts 3,850,000, Merrill Lynch, Pierce, Fenner & Smith	3,250	7/11/19	3,850,000		(67,731)
Indian Rupee Contracts 4,000,000, Barclays Capital	75.7	8/9/19	4,000,000		(7,446)
Mexican Peso Contracts 8,000,000, Citigroup	21.2	8/12/19	8,000,000		(23,673)
Poland Zloty Contracts 4,000,000, HSBC	3.95	9/3/19	4,000,000		(27,823)
Poland Zloty Contracts 3,900,000, Merrill Lynch, Pierce, Fenner & Smith	4	8/22/19	3,900,000		(17,971)
South African Rand Contracts 3,900,000, Goldman Sachs	14.9	7/10/19	3,900,000		(55,227)
South Korean Won Contracts 3,850,000, J.P. Morgan Securities	1,170	7/10/19	3,850,000		(31,472)
Swedish Krona Cross Currency Contracts 3,500,000, Goldman Sachs	10.9	8/28/19	3,500,000	EUR	(19,938)
Put Options:
New Zealand Dollar Cross Currency Contracts 6,600,000, J.P. Morgan Securities	1.05	5/24/19	6,600,000	AUD	(19,797)
Total Options Written (premiums received $539,799)					(342,119)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Russian Ruble	169,210,000	United States Dollar	2,543,460	5/17/19	67,142
Malaysian Ringgit	1,825,000	United States Dollar	447,743	5/17/19	(6,486)
United States Dollar	6,668,911	Mexican Peso	129,865,000	5/17/19	(162,503)
Australian Dollar	27,805,000	United States Dollar	19,970,386	5/31/19	(353,958)
United States Dollar	4,062,554	South African Rand	57,450,000	5/17/19	54,552
Indonesian Rupiah	60,716,620,000	United States Dollar	4,282,755	5/17/19	(30,519)
Chinese Yuan Renminbi	28,000,000	United States Dollar	4,169,148	5/17/19	(12,837)
United States Dollar	9,797,029	Philippine Peso	514,540,000	5/17/19	(63,207)
Chilean Peso	3,237,310,000	United States Dollar	4,903,901	5/17/19	(124,772)
United States Dollar	1,145,098	Chilean Peso	759,200,000	5/17/19	24,317
Citigroup
United States Dollar	822,195	Peruvian Nuevo Sol	2,725,000	7/12/19	730
Indian Rupee	200,300,000	United States Dollar	2,777,007	5/17/19	96,437
Peruvian Nuevo Sol	29,180,000	United States Dollar	8,792,070	5/7/19	29,237
United States Dollar	8,751,463	Peruvian Nuevo Sol	29,180,000	5/7/19	(69,844)
Swedish Krona	162,865,000	United States Dollar	17,654,285	5/31/19	(462,010)
United States Dollar	47,551,553	New Zealand Dollar	70,235,000	5/31/19	614,205
United States Dollar	8,750,674	Peruvian Nuevo Sol	29,180,000	8/2/19	(38,180)
British Pound	1,800,000	United States Dollar	2,326,779	5/31/19	24,417
United States Dollar	2,494,165	British Pound	1,900,000	5/31/19	12,347
Euro	2,300,000	United States Dollar	2,608,520	5/31/19	(21,917)
Canadian Dollar	27,870,000	United States Dollar	20,880,940	5/31/19	(60,836)
United States Dollar	374,194	Canadian Dollar	500,000	5/31/19	672

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
United States Dollar	3,625,550	Argentine Peso	172,830,000	7/1/19	78,291
Colombian Peso	8,485,830,000	United States Dollar	2,705,639	5/17/19	(83,539)
United States Dollar	733,811	Colombian Peso	2,264,540,000	5/17/19	34,074
Czech Koruna	179,500,000	United States Dollar	7,969,100	5/17/19	(111,341)
HSBC
Norwegian Krone	77,225,000	United States Dollar	9,100,727	5/31/19	(138,230)
United States Dollar	1,482,886	Canadian Dollar	1,990,000	5/31/19	(3,731)
United States Dollar	896,399	Euro	790,000	5/31/19	7,957
Argentine Peso	100,000,000	United States Dollar	2,165,258	7/1/19	(112,802)
United States Dollar	2,234,503	Chinese Yuan Renminbi	15,000,000	5/17/19	7,655
J.P. Morgan Securities
United States Dollar	8,230,612	Hong Kong Dollar	64,100,000	4/14/20	13,501
United States Dollar	1,024,556	Australian Dollar	1,430,000	5/31/19	15,691
United States Dollar	1,207,294	Japanese Yen	134,714,654	5/7/19	(2,751)
Singapore Dollar	14,975,000	United States Dollar	11,100,815	5/17/19	(87,653)
Euro	82,925,000	United States Dollar	93,939,513	5/31/19	(681,229)
United States Dollar	2,917,851	Euro	2,610,000	5/31/19	(17,381)
Thai Baht	155,570,000	United States Dollar	4,915,351	5/17/19	(40,545)
South Korean Won	9,394,385,000	United States Dollar	8,371,922	5/17/19	(324,903)
United States Dollar	2,348,754	British Pound	1,810,000	5/31/19	(15,504)
United States Dollar	10,238,859	Hungarian Forint	2,844,355,000	5/17/19	378,249
Czech Koruna	216,775,000	United States Dollar	9,627,919	5/17/19	(138,416)
Japanese Yen	134,710,000	United States Dollar	1,209,534	5/31/19	2,940
Polish Zloty	12,515,000	United States Dollar	3,292,252	5/17/19	(15,654)
Merrill Lynch, Pierce, Fenner & Smith
Euro	2,410,000	United States Dollar	2,720,136	5/31/19	(9,826)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Merrill Lynch, Pierce, Fenner & Smith (continued)
United States Dollar	3,273,665	Euro	2,900,000	5/31/19	12,296
United States Dollar	1,147,777	Canadian Dollar	1,530,000	5/31/19	4,800
British Pound	47,025,000	United States Dollar	61,556,666	5/31/19	(131,670)
United States Dollar	938,605	British Pound	720,000	5/31/19	(1,873)
Swiss Franc	8,175,000	United States Dollar	8,195,291	5/31/19	(148,398)
United States Dollar	1,797,662	Japanese Yen	200,000,000	5/31/19	(2,462)
Morgan Stanley
Brazilian Real	16,670,000	United States Dollar	4,379,351	6/4/19	(139,491)
Japanese Yen	10,186,205,000	United States Dollar	91,250,527	5/31/19	431,640
Taiwan Dollar	125,000,000	United States Dollar	4,070,998	5/17/19	(21,347)
UBS Securities
United States Dollar	8,487,148	Malaysian Ringgit	34,670,000	5/17/19	104,469
United States Dollar	760,294	Danish Krone	5,000,000	5/29/19	7,056
United States Dollar	940,113	Hungarian Forint	261,060,000	5/17/19	35,089
Gross Unrealized Appreciation					2,057,764
Gross Unrealized Depreciation					(3,635,815)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
April 30, 2019 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
LIBOR USD Fix 3 Month	USD Fixed at 2.482	1/10/21	26,600,000	(188,605)
Budapest Interbank Offered Rate 6 Month	HUF Fixed at 2.465	1/14/29	4,501,149	(79,258)
LIBOR USD Fix 3 Month	USD Fixed at 2.355	11/29/27	66,900,000	98,284
LIBOR USD Fix 3 Month	USD Fixed at 2.8205	4/19/23	31,200,000	(609,265)
HUF - 6 Month Budapest Interbank Offered rate	HUF Fixed at 2.3207	2/18/29	4,267,089	(4,677)
LIBOR USD Fix 3 Month	USD Fixed at 1.7905	10/3/46	7,440,000	1,361,321
JPY Fixed at .08375	Japanese Yen LIBOR 6 Month	11/4/26	17,954,127	59,281
Gross Unrealized Appreciation				1,518,886
Gross Unrealized Depreciation				(881,805)

HUF—Hungarian Forint

JPY—Japanese Yen

USD—United States Dollar

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Markit iTraxx Europe Crossover Index Series 31 Received Fixed Rate of 5.00 3 Month	6/20/24	15,422,000	1,819,723	1,731,638	178,047
Purchased Contracts:[3]
Mexican Government International Bond Paid Fixed Rate of 1.00 3 Month	12/20/23	850,000	568	11,376	(11,800)
Mexican Government International Bond Paid Fixed Rate of 1.00 3 Month	12/20/23	710,000	474	9,213	(9,567)
Mexican Government International Bond Paid Fixed Rate of 1.00 3 Month	12/20/23	440,000	294	5,843	(6,062)
Gross Unrealized Appreciation				178,047
Gross Unrealized Depreciation				(27,429)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,870,570)—Note 1(c):
Unaffiliated issuers	742,124,408	735,869,247
Affiliated issuers	18,649,555	18,649,555
Cash		456,990
Cash denominated in foreign currency	3,086,124	3,070,919
Interest and securities lending income receivable		4,594,985
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,057,764
Swap upfront payments—Note 4		1,758,070
Cash collateral held by broker—Note 4		1,757,413
Receivable for shares of Beneficial Interest subscribed		1,420,653
Receivable for investment securities sold		1,208,801
Receivable for futures variation margin—Note 4		79,607
Prepaid expenses		70,358
		770,994,362
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		380,612
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,635,815
Payable for investment securities purchased		3,484,336
Liability for securities on loan—Note 1(c)		3,373,365
Payable for shares of Beneficial Interest redeemed		1,692,991
Outstanding options written, at value (premiums received $539,799)—Note 4		342,119
Payable for swap variation margin—Note 4		200,245
Unrealized depreciation on foreign currency transactions		41,176
Trustees fees and expenses payable		6,935
Accrued expenses		189,957
		13,347,551
Net Assets ($)		757,646,811
Composition of Net Assets ($):
Paid-in capital		951,313,831
Total distributable earnings (loss)		(193,667,020)
Net Assets ($)		757,646,811

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	55,852,042	23,312,816	596,589,152	81,892,801
Shares Outstanding	3,835,140	1,646,089	40,490,423	5,557,729
Net Asset Value Per Share ($)	14.56	14.16	14.73	14.73

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Interest (net of $37,506 foreign taxes withheld at source)	11,671,037
Dividends from affiliated issuers	139,125
Income from securities lending—Note 1(c)	13,721
Total Income	11,823,883
Expenses:
Management fee—Note 3(a)	2,073,704
Shareholder servicing costs—Note 3(c)	565,816
Distribution fees—Note 3(b)	100,142
Custodian fees—Note 3(c)	56,402
Registration fees	52,551
Professional fees	42,829
Trustees’ fees and expenses—Note 3(d)	36,229
Prospectus and shareholders’ reports	32,817
Loan commitment fees—Note 2	9,304
Interest expense—Note 2	2,396
Miscellaneous	49,290
Total Expenses	3,021,480
Less—reduction in expenses due to undertaking—Note 3(a)	(113,967)
Less—reduction in fees due to earnings credits—Note 3(c)	(11,899)
Net Expenses	2,895,614
Investment Income—Net	8,928,269
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(19,743,757)
Net realized gain (loss) on options transactions	(5,049,187)
Net realized gain (loss) on futures	728,880
Net realized gain (loss) on swap agreements	302,146
Net realized gain (loss) on forward foreign currency exchange contracts	(7,864,728)
Net Realized Gain (Loss)	(31,626,646)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	42,653,667
Net unrealized appreciation (depreciation) on options transactions	1,872,864
Net unrealized appreciation (depreciation) on futures	1,184,644
Net unrealized appreciation (depreciation) on swap agreements	(10,046,964)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,621,211
Net Unrealized Appreciation (Depreciation)	38,285,422
Net Realized and Unrealized Gain (Loss) on Investments	6,658,776
Net Increase in Net Assets Resulting from Operations	15,587,045

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	8,928,269	29,218,876
Net realized gain (loss) on investments	(31,626,646)	(37,188,362)
Net unrealized appreciation (depreciation) on investments	38,285,422	(54,591,943)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,587,045	(62,561,429)
Distributions ($):
Distributions to shareholders:
Class A	(1,468,334)	(3,020,977)
Class C	(647,808)	(1,243,407)
Class I	(19,092,774)	(31,731,051)
Class Y	(2,506,636)	(3,600,418)
Total Distributions	(23,715,552)	(39,595,853)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	9,307,277	42,816,588
Class C	487,449	10,823,366
Class I	111,416,135	597,205,064
Class Y	10,039,888	39,529,892
Distributions reinvested:
Class A	1,381,813	2,803,002
Class C	516,170	957,269
Class I	16,174,910	25,047,065
Class Y	2,318,525	3,354,428
Cost of shares redeemed:
Class A	(11,237,541)	(55,545,815)
Class C	(8,453,818)	(15,526,244)
Class I	(341,226,129)	(379,361,681)
Class Y	(19,332,702)	(16,884,795)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(228,608,023)	255,218,139
Total Increase (Decrease) in Net Assets	(236,736,530)	153,060,857
Net Assets ($):
Beginning of Period	994,383,341	841,322,484
End of Period	757,646,811	994,383,341

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	639,879	2,670,917
Shares issued for distributions reinvested	96,372	177,789
Shares redeemed	(771,888)	(3,556,901)
Net Increase (Decrease) in Shares Outstanding	(35,637)	(708,195)
Class Ca
Shares sold	34,476	683,740
Shares issued for distributions reinvested	36,981	62,308
Shares redeemed	(596,360)	(1,014,793)
Net Increase (Decrease) in Shares Outstanding	(524,903)	(268,745)
Class I
Shares sold	7,570,572	37,185,752
Shares issued for distributions reinvested	1,114,315	1,574,262
Shares redeemed	(23,214,248)	(24,099,762)
Net Increase (Decrease) in Shares Outstanding	(14,529,361)	14,660,252
Class Y
Shares sold	680,602	2,449,017
Shares issued for distributions reinvested	159,842	210,669
Shares redeemed	(1,323,247)	(1,058,821)
Net Increase (Decrease) in Shares Outstanding	(482,803)	1,600,865

[a] During the period ended April 30, 2019, 977 Class C shares representing $13,834 were automatically converted for 951 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.68	16.09	15.35	15.38	16.75	16.53
Investment Operations:
Investment income—net[a]	.13	.41	.25	.19	.31	.39
Net realized and unrealized gain (loss) on investments	.13	(1.17)	.54	.30	(1.03)	.06
Total from Investment Operations	.26	(.76)	.79	.49	(.72)	.45
Distributions:
Dividends from Investment income—net	(.38)	(.65)	(.05)	(.52)	(.65)	(.23)
Net asset value, end of period	14.56	14.68	16.09	15.35	15.38	16.75
Total Return (%)[b]	1.75[c]	(4.90)	5.16	3.38	(4.45)	2.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42[d]	1.29	1.35	1.23	1.12	1.08
Ratio of net expenses to average net assets	1.02[d]	1.02	1.35	1.23	1.12	1.08
Ratio of net investment income to average net assets	1.77[d]	2.59	1.64	1.27	1.93	2.31
Portfolio Turnover Rate	44.88[c]	95.31	118.36	126.57	216.56	209.53
Net Assets, end of period ($ x 1,000)	55,852	56,842	73,657	135,947	215,337	319,588

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.28	15.67	14.97	15.05	16.39	16.17
Investment Operations:
Investment income—net[a]	.08	.31	.18	.11	.20	.27
Net realized and unrealized gain (loss) on investments	.13	(1.14)	.53	.29	(1.01)	.07
Total from Investment Operations	.21	(.83)	.71	.40	(.81)	.34
Distributions:
Dividends from investment income—net	(.33)	(.56)	(.01)	(.48)	(.53)	(.12)
Net asset value, end of period	14.16	14.28	15.67	14.97	15.05	16.39
Total Return (%)[b]	1.50[c]	(5.56)	4.74	2.78	(5.09)	2.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67[d]	1.65	1.79	1.78	1.77	1.76
Ratio of net expenses to average net assets	1.67[d]	1.65	1.79	1.78	1.77	1.76
Ratio of net investment income to average net assets	1.19[d]	1.99	1.20	.71	1.29	1.63
Portfolio Turnover Rate	44.88[c]	95.31	118.36	126.57	216.56	209.53
Net Assets, end of period ($ x 1,000)	23,313	31,007	38,224	52,516	69,609	104,681

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.85	16.28	15.48	15.48	16.86	16.65
Investment Operations:
Investment income—net[a]	.16	.49	.35	.27	.38	.44
Net realized and unrealized gain (loss) on investments	.12	(1.18)	.54	.29	(1.04)	.07
Total from Investment Operations	.28	(.69)	.89	.56	(.66)	.51
Distributions:
Dividends from Investment income—net	(.40)	(.74)	(.09)	(.56)	(.72)	(.30)
Net asset value, end of period	14.73	14.85	16.28	15.48	15.48	16.86
Total Return (%)	1.96[b]	(4.53)	5.73	3.90	(4.07)	3.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65[c]	.63	.75	.75	.74	.75
Ratio of net expenses to average net assets	.65[c]	.63	.75	.75	.74	.75
Ratio of net investment income to average net assets	2.21[c]	3.09	2.23	1.74	2.32	2.65
Portfolio Turnover Rate	44.88[b]	95.31	118.36	126.57	216.56	209.53
Net Assets, end of period ($ x 1,000)	596,589	816,809	657,117	699,253	818,322	1,230,266

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.85	16.29	15.49	15.48	16.86	16.65
Investment Operations:
Investment income—net[a]	.17	.50	.37	.28	.39	.47
Net realized and unrealized gain (loss) on investments	.13	(1.19)	.53	.30	(1.03)	.05
Total from Investment Operations	.30	(.69)	.90	.58	(.64)	.52
Distributions:
Dividends from Investment income—net	(.42)	(.75)	(.10)	(.57)	(.74)	(.31)
Net asset value, end of period	14.73	14.85	16.29	15.49	15.48	16.86
Total Return (%)	2.05[b]	(4.52)	5.85	3.94	(3.98)	3.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.56	.68	.67	.67	.68
Ratio of net expenses to average net assets	.57[c]	.56	.68	.67	.67	.68
Ratio of net investment income to average net assets	2.29[c]	3.14	2.30	1.82	2.39	2.71
Portfolio Turnover Rate	44.88[b]	95.31	118.36	126.57	216.56	209.53
Net Assets, end of period ($ x 1,000)	81,893	89,726	72,325	30,875	31,290	30,278

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus International Bond Fund to BNY Mellon International Bond Fund and the Trust changed its name from The Dreyfus/Laurel Funds Trust to BNY Mellon Investment Funds III. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	57,688,676	-	57,688,676
Commercial Mortgage-Backed	-	38,419,889	-	38,419,889
Corporate Bonds	-	134,764,426	-	134,764,426
Foreign Government	-	460,457,661	-	460,457,661
Investment Companies	18,649,555	-	-	18,649,555

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
U.S. Government Agencies/ Mortgage-Backed	-	7,885,109	-	7,885,109
U.S. Treasury	-	34,904,239	-	34,904,239
Other Financial Instruments:
Futures†	1,581,528	-	-	1,581,528
Forward Foreign Currency Exchange Contracts†	-	2,057,764	-	2,057,764
Options Purchased	335,125	1,414,122	-	1,749,247
Swaps†	-	1,696,933	-	1,696,933
Liabilities ($)
Other Financial Instruments:
Futures†	(625,757)	-	-	(625,757)
Forward Foreign Currency Exchange Contracts†	-	(3,635,815)	-	(3,635,815)
Options Written	-	(342,119)	-	(342,119)
Swaps†	-	(909,234)	-	(909,234)

† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2019, The Bank of New York Mellon earned $2,800 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On December 3, 2018, the Board declared a cash dividend of $.3206, $.2924, $.3265 and $.3367 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on December 28, 2018, to shareholders of record as of the close of business on April 30, 2019. The ex-dividend date was December 27, 2018.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $164,428,815 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $97,939,645 of short-term capital losses and $66,489,170 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $39,595,853. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for

Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $143,700 with a related weighted average annualized interest rate of 3.36%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the expenses of such Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $113,967 during the period ended April 30, 2019.

During the period ended April 30, 2019, the Distributor retained $774 from commissions earned on sales of the fund’s Class A shares and $1,187 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $100,142 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

30, 2019, Class A and Class C shares were charged $70,609 and $33,381, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $25,100 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $56,402 pursuant to the custody agreement. These fees were partially offset by earnings credits of $11,899.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $313,629, Distribution Plan fees $14,956, Shareholder Services Plan fees $16,543, custodian fees $39,162, Chief Compliance Officer fees $5,660 and transfer agency fees $9,760, which are offset against an expense reimbursement currently in effect in the amount of $19,098.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2019, amounted to $361,707,808 and $603,179,952, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies and interest rate, or as a substitute for an investment. The fund is subject to market risk , currency risk and interest rate risk in the course of pursuing

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at April 30, 2019 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2019 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at April 30, 2019 are set forth in the Consolidated Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	3,435,539	[1,2,3]	Interest rate risk	(1,507,562)	[1,2]
Foreign exchange risk	3,471,886	[3,4]	Foreign exchange risk	(3,977,934)	[4,5]
Credit risk	178,047	[2]	Credit risk	(27,429)	[2]
Gross fair value of derivative contracts	7,085,472			(5,512,925)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5] Outstanding options written, at value.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	728,880		368,247		-		127,496		1,224,623
Foreign exchange	-		(5,417,434)		(7,864,728)		-		(13,282,162)
Credit	-		-		-		174,650		174,650
Total	728,880		(5,049,187)		(7,864,728)		302,146		(11,882,889)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	1,184,644		(145,318)		-		(10,142,965)		(9,103,639)
Foreign exchange	-		2,018,182		2,621,211		-		4,639,393
Credit	-		-		-		96,001		96,001
Total	1,184,644		1,872,864		2,621,211		(10,046,964)		(4,368,245)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,581,528	(625,757)
Options	1,749,247	(342,119)
Forward contracts	2,057,764	(3,635,815)
Swaps	1,696,933	(909,234)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	7,085,472	(5,512,925)
Derivatives not subject to
Master Agreements	(3,613,586)	1,534,991
Total gross amount of assets
and liabilities subject to
Master Agreements	3,471,886	(3,977,934)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	862,672		(761,728)	(100,944)		-
Citigroup	1,095,884		(871,340)	-		224,544
Goldman Sachs International	59,783		(59,783)	-		-
HSBC	30,262		(30,262)	-		-
J.P. Morgan Securities	562,454		(562,454)	-		-
Merrill Lynch, Pierce, Fenner & Smith	37,295		(37,295)	-		-
Morgan Stanley	658,398		(160,838)	(200,000)		297,560
UBS Securities	165,138		(71,027)	(1,068)		93,043
Total	3,471,886		(2,554,727)	(302,012)		615,147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(761,728)		761,728	-		-
Citigroup	(871,340)		871,340	-		-
Goldman Sachs International	(75,179)		59,783	-		(15,396)
HSBC	(282,586)		30,262	-		(252,324)
J.P. Morgan Securities	(1,375,305)		562,454	-		(812,851)
Merrill Lynch, Pierce, Fenner & Smith	(379,931)		37,295	-		(342,636)
Morgan Stanley	(160,838)		160,838	-		-
UBS Securities	(71,027)		71,027	-		-
Total	(3,977,934)		2,554,727	-		(1,423,207)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Interest rate futures	246,593,339
Interest rate options contracts	75,732
Foreign currency options contracts	1,901,244
Forward contracts	752,228,080

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2019:

Average Notional Value ($)
Interest rate swap agreements	236,295,744
Credit default swap agreements	5,608,857

At April 30, 2019, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $5,892,062, consisting of $19,099,086 gross unrealized appreciation and $24,991,148 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median in the four-, five- and ten-year periods, although below the median in the one-, two- and three-year periods, and below the Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group and Performance Universe medians for six of the ten one-year periods ended December 31th. The Board considered the relative proximity of the fund’s total return and yield performance to the relevant Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group), the fund’s actual management fee was below the Expense Group and Expense Universe medians (lowest in the Expense Group and Expense Universe) and the fund’s total expenses were slightly above the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board expressed some concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

For More Information

BNY Mellon International Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6091SA0419

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)